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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 4, 2000
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                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)

Commission file number:  0-30220

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
                        Colorado                                                       84-0917382
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(State or other jurisdiction of incorporation or organization)            (I.R.S. Employer Identification No.)

 7388 South Revere Parkway,  Suite 1000, Englewood,  Colorado                             80112
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           (Address of principal executive offices)                                    (Zip Code)
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                                 (303) 721-8200
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               Registrant's telephone number, including area code




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On October 4, 2000, the Company through its wholly owned subsidiary, IAC Acquisition Corporation, closed the purchase of all of the stock of Application Consultants, Inc. (Apcon). Apcon is headquartered in Denver. Apcon provides inside and outside plant cabling and data networking services to businesses in the Denver metropolitan area, the Colorado front range communities and nationally. The Company intends to continue to use the assets acquired in providing data and cabling solutions to businesses.

The Company issued to the former shareholders of Apcon 1,750,000 shares of its restricted common stock, valued at $1.50 per share on the date of closing, and issued warrants for the purchase of 250,000 shares of common stock, exercisable for three years, subject to certain market price requirements.

Prior to the acquisition, there was no material relationship between the Company and Apcon.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)       Financial Statements of Business Acquired

          It is impractical to provide the required financial information at the time of filing this report. The required financial information is expected to be filed by amendment to this Form 8-K not later than December 18, 2000.

(b)       Pro Forma Financial Information

          It is impractical to provide the required pro forma financial information at the time of filing this report. The required financial information is expected to be filed by amendment to this Form 8-K not later than December 18, 2000.

(c)       Exhibits

          2.1 Merger Agreement dated September 30, 2000 by and among IAC Acquisition Corporation, Communications World International, Inc., Application Consultants, Inc., Timothy L. McClung, Darren L. Schaefer, Warren Shawn Kissman, Timothy L. Woods and Dennis J. Johanningmeier.


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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   Communications World International, Inc.
                                   ----------------------------------------
                                   (Registrant)


Date: October 18, 2000             /s/ James M. Ciccarelli
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                                   James M. Ciccarelli, Chief Executive Officer


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                               INDEX TO EXHIBITS



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   EXHIBIT
   NUMBER            DESCRIPTION
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
    2.1              Merger Agreement dated September 30, 2000 by and among IAC
                     Acquisition Corporation, Communications World
                     International, Inc., Application Consultants, Inc., Timothy
                     L. McClung, Darren L. Schaefer, Warren Shawn Kissman,
                     Timothy L. Woods and Dennis J. Johanningmeier.
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